UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2009
                                                         ----------------

                        Microwave Filter Company, Inc.
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)


          New York                    0-10976                   16-0928443
----------------------------  ------------------------    --------------------
(State or Other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification  No.)




6743 Kinne Street,   East Syracuse, New York               13057
----------------------------------------------           ----------
(Address of principal executive offices)                 (Zip Code)


                                (315) 438-4700
                                --------------
              Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












Item 4.01. Changes in Registrant's Independent Registered Public Accounting
Firm.


Effective October 1, 2009 Rotenberg and Company LLP has merged with another CPA firm, EFP Group, to form a new firm. All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP. EFP Rotenberg LLP succeeds Rotenberg and Company LLP as the independent registered public accounting firm.







SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 6, 2009


Microwave Filter Company, Inc.
By:

/s/ Richard L. Jones
    Richard L. Jones
    Chief Financial Officer